New York Life Investments Active ETF Trust

NYLI Winslow Large Cap Growth ETF
NYLI Winslow Focused Large Cap Growth ETF
(the “Funds”)

Supplement dated June 22, 2026 (“Supplement”) to each Fund’s Prospectus and Summary Prospectus, as supplemented

Important Notice Regarding Change in Investment Policy

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

The Board of Trustees of the New York Life Investments Active ETF Trust approved changes to the non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 for each of the following Funds, which is expected to go into effect on August 28, 2026:

NYLI Winslow Large Cap Growth ETF

The Fund’s policy to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase, will be revised as follows:

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in large-capitalization growth companies.

For purposes of compliance with the Fund’s policy, the Fund considers a company to be a large growth company if it (i) has a market capitalization in excess of $10 billion at the time of purchase and (ii) is determined to be a growth company by the Subadvisor. The Subadvisor may consider a number of factors in determining whether a company is a growth company, including whether the company is included within at least one independent growth index, is classified as a growth company by a third-party vendor, or the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.

NYLI Winslow Focused Large Cap Growth ETF

The Fund’s policy to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase, will be revised as follows:

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in large-capitalization growth companies.

For purposes of compliance with the Fund’s policy, the Fund considers a company to be a large growth company if it (i) has a market capitalization in excess of $10 billion at the time of purchase and (ii) is determined to be a growth company by the Subadvisor. The Subadvisor may consider a number of factors in determining whether a company is a growth company, including whether the company is included within at least one independent growth index, is classified as a growth company by a third-party vendor, or the company’s projected earnings per share growth, sales growth per share or free cash flow growth or its trailing earnings per share growth is above the equity market median, if the company’s research and development expenses exceed sales, general and administrative expenses, or if the company is raising capital to grow, fund or expand its business. A company’s growth potential can be determined under any of these factors.

Investors Should Retain This Supplement For Future Reference

REG-00136-06/26